VIRTUS SGA International Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—2.1%
Health Care—2.1%
Sartorius AG, 0.330% (Germany)	6,869	$ 3,032
Total Preferred Stock (Identified Cost $2,907)		3,032

Common Stocks—96.3%
Consumer Discretionary—9.8%
adidas AG (Germany)	18,181	4,236
MercadoLibre, Inc. (Argentina)(1)	4,502	5,355
Yum China Holdings, Inc. (China)	108,614	4,738
		14,329

Consumer Staples—23.4%
CP ALL PCL (Thailand)	2,027,851	3,951
Diageo plc (United Kingdom)	122,831	6,230
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	51,901	4,300
Heineken N.V. (Netherlands)	57,455	5,495
L’Oreal S.A. (France)	12,934	5,166
Nestle S.A. Registered Shares (Switzerland)	32,942	4,283
Wal-Mart de Mexico SAB de C.V. (Mexico)	1,116,859	4,577
		34,002

Financials—17.8%
AIA Group Ltd. (Hong Kong)	691,118	7,216
Aon plc Class A (United Kingdom)	23,370	7,610
HDFC Bank Ltd. ADR (India)	110,006	6,747
XP, Inc. Class A (Brazil)(1)	145,518	4,380
		25,953

Health Care—23.3%
Alcon, Inc. (Switzerland)	69,660	5,526
ICON plc ADR (Ireland)(1)	20,026	4,871
Medtronic plc (Ireland)	31,599	3,506
Novo Nordisk A.S. Sponsored ADR (Denmark)	51,396	5,708
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (China)	4,595,708	4,881
STERIS plc (United States)	28,259	6,832
Sysmex Corp. (Japan)	35,497	2,571
		33,895

Industrials—3.0%
Recruit Holdings Co., Ltd. (Japan)	99,918	4,341
Information Technology—14.6%
Adyen N.V. (Netherlands)(1)	2,086	4,132
Dassault Systemes SE (France)	97,198	4,775
	Shares	Value

Information Technology—continued
Infosys Ltd. Sponsored ADR (India)	192,465	$ 4,790
SAP SE Sponsored ADR (Germany)	26,078	2,894
Temenos AG Registered Shares (Switzerland)	48,400	4,656
		21,247

Materials—4.4%
Linde plc (United Kingdom)	20,075	6,413
Total Common Stocks (Identified Cost $122,407)		140,180

Total Long-Term Investments—98.4% (Identified Cost $125,314)		143,212

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.194%)(2)	2,028,321	2,028
Total Short-Term Investment (Identified Cost $2,028)		2,028

TOTAL INVESTMENTS—99.8% (Identified Cost $127,342)		$145,240
Other assets and liabilities, net—0.2%		293
NET ASSETS—100.0%		$145,533

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	14%
Switzerland	10
India	8
Germany	7
France	7
Netherlands	6
China	6
Other	42
Total	100%
† % of total investments as of March 31, 2022.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of March 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$140,180	$73,509	$66,671
Preferred Stock	3,032	—	3,032
Money Market Mutual Fund	2,028	2,028	—
Total Investments	$145,240	$75,537	$69,703
There were no securities valued using significant unobservable inputs (Level 3) at March 31, 2022.
There were no transfers into or out of Level 3 related to securities held at March 31, 2022.
See Notes to Schedule of Investments

VIRTUS SGA INTERNATIONAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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